UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22435
Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: November 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2010 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

January 27, 2011

Dear Fellow Stockholders:

Last year, we opened our shareholder letter with the phrase: “What a difference a year makes!” We are happy to report that fiscal 2010 has been even better than fiscal 2009 in terms of increasing net asset value and that has translated into very strong stock price performance. Much of this performance was driven by the exceptionally strong returns from our portfolio of MLP securities, significant appreciation in the value of our equity investment in International Resource Partners, and strong returns from our bond portfolio. Yet the year was not without its challenges — two of our private MLPs continued to be hampered by the slow economic recovery. We accomplished several key goals during the year and believe our portfolio is well positioned to benefit from market trends we see continuing into fiscal 2011.

The last two years have been very strong for the MLP market as the sector has now fully recovered from the economic crisis of late 2008 and early 2009. When combined with the gains the MLP market enjoyed during fiscal 2009, the sector has generated a total return in excess of 140% since the market low in March 2009. As discussed in greater detail later in this letter, we believe energy industry fundamentals remain positive and the outlook for the MLP sector continues to be quite strong.

The performance of the public MLP sector affects us in several ways. First, it directly impacts the value of our public MLPs and MLP affiliates, which represented approximately 32% of our long-term investments as of November 30, 2010. Second, it indirectly impacts our private MLPs, which are generally valued at a discount to the value of comparable public MLPs. The health of the IPO market for MLPs and the merger and acquisitions (M&A) market are also important for the ultimate monetization of these private MLPs. Lastly, we believe the return to more “normal” market conditions for public MLPs will lead to additional private MLP investment opportunities as companies see the value of the MLP structure.

The strong performance of the MLP market during the year was the result of a reversion of MLP yields to levels that were more in-line with historical averages. There were several factors that contributed to this tightening, including the strong operating performance of MLPs throughout the financial crisis, the improved prospects for distribution growth across the entire MLP sector and the strong demand for yield securities by individual investors. At the beginning of the fiscal year, the average MLP yield was 7.9%, which represented a 467 basis point premium (a 100 basis points equals one percent) to the yield on 10-year U.S. Treasury Bonds. This difference is often referred to as a “spread to Treasuries.” By the end of the fiscal year, the spread to Treasuries was 352 basis points, which is still well above the 219 basis point average for the five-year period prior to the financial crisis. Since the end of our fiscal year, MLP yields have continued to decline, and overall interest rates have risen, such that the spread to Treasuries is now much closer to historical levels.

Capital markets activity for MLPs reached a record high in calendar 2010. MLPs raised $12 billion in follow-on equity offerings and $20 billion in debt. Much of the equity was used to finance acquisitions and growth projects, and MLPs took advantage of attractive interest rates to refinance their debt. The previous record for MLP follow-on equity offerings was $7 billion in 2009. We believe that a strong market for raising new capital will help facilitate distribution growth in the future. Also encouraging was the return of the IPO market. After a two-year absence, the IPO market made a strong comeback with five new MLPs raising $1.3 billion during fiscal 2010. Currently, four of these deals are trading well above their IPO prices.

With ample access to capital, MLPs were able to return to a path of more predictable distribution growth. During the last two quarters of the fiscal year, over half of the MLPs increased their distributions, and the remainder provided greater visibility for increasing distributions in 2011. Distribution growth for the universe of midstream MLPs was 4.8% during fiscal 2010 and we believe we will see distribution growth of 5% to 6% for these names in fiscal 2011.

A balanced mix of acquisitions and new projects is driving distribution growth. Fiscal 2010 saw robust acquisition activity, with over $17 billion of transactions completed during this period. These acquisitions were a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

combination of third-party deals, as well as “drop down” transactions between MLPs and their general partners. These drop down transactions were typically completed at attractive multiples for assets that are operated either by the MLPs or related parties. There were also multiple new projects that were completed or initiated by the MLPs during this period. As we discuss later in greater detail, we believe much of the demand for this new infrastructure is being driven by the rapid development of unconventional oil and natural gas reserves.

Now that we have fully recovered from the 2008-2009 financial crisis, it is helpful to look back at the growth and relative performance of the MLP sector over the decade. During this 10-year period, the MLP market (as measured by the Alerian MLP index) has delivered an annualized total return of 19.3%. We believe that investors are beginning to view MLPs as a distinct asset class and recognizing the strong returns and the “yield plus growth” attributes of the sector. Since November 30, 2000, the MLP sector has grown from a niche market consisting of 20 partnerships with a combined equity market capitalization of approximately $14 billion to a much larger universe consisting of 66 partnerships with a combined equity market capitalization of approximately $220 billion at November 30, 2010.

Energy Market Overview

Without a doubt, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. Technological advances — such as horizontal drilling and multi-stage hydraulic fracturing — have enabled the development of these reserves which were previously believed to be uneconomic to produce. Unconventional reserves can include oil shales, gas shales and the Canadian oil sands. The rapid development of unconventional reserves has resulted in a substantial increase in both estimated oil and natural gas reserves and production over the past few years. As an example, domestic natural gas reserves, as reported by government agencies, have increased by 44% from 2003 to 2009. Examples of unconventional reserves include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies have spent more than $60 billion in calendar 2010 to acquire these types of reserves. This trend is very important for both upstream companies, which will be able to grow reserves at low relative costs, as well as the MLP sector, as development of these new reserves will require substantial amounts of new midstream infrastructure. An energy industry group estimates that up to $210 billion will need to be spent over the next 20 years to build the necessary midstream assets to develop these reserves. We believe this will provide attractive investment opportunities for MLPs and help drive future distribution growth.

With the improving global economy, demand for energy grew modestly in 2010 after experiencing significant declines in 2009. Strong demand for crude oil from China and other developing countries, combined with a weakening dollar, led to substantially higher crude oil prices during fiscal 2010 compared to the prior year. Further, with crude oil trading in the $70 to $85/barrel range for most of the year, this can be described as relatively stable considering the historical volatility of commodity prices. We expect that crude oil prices will continue in this range as both supply and demand are both forecasted to increase modestly.

Largely as a result of the development of the unconventional natural gas shales, growth in the supply of natural gas has exceeded the recovery in demand for natural gas. Further, there is a growing perception that the natural gas market will be oversupplied for years to come. As a result, we saw natural gas prices decline substantially during the year, from the $5.75 to $6.00/mcf range in late December 2009 to as low as $3.25/mcf in late October 2010. While natural gas prices have recovered since October, most analysts are projecting that natural gas prices will remain closer to $5.00/mcf for the remainder of 2011. We will continue to focus our portfolio on upstream companies that have solid acreage positions in the unconventional plays and avoid companies that have a large weighting in conventional natural gas properties.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

In the coal markets, strong demand in China, Japan and India, as well as higher utilization rates at domestic steel plants, caused prices for metallurgical coal (“met coal”) to surge during the year. The widely followed international benchmark price increased from $129 per metric ton in 2009 to $209 per metric ton for the fourth quarter of 2010. The spot market for met coal has been even more volatile over the last 12 months. Spot prices were more than $250 per metric ton after the tragic explosion at Massey’s Upper Big Branch mine in April 2010 and recently spiked above $300 per metric ton in response to the devastating flooding in the major producing region of Queensland, Australia.

In the steam coal market, domestic utilities began calendar 2010 with record-high levels of coal inventories that gradually declined as a result of stronger demand (a very hot summer!) and increased industrial power consumption. Another factor impacting the steam coal market is the decline in production due to much more intense regulatory oversight in the aftermath of the Upper Big Branch incident. The resulting lower productivity and the difficulties obtaining new mining permits have, in our view, decreased the expected future availability of Central App steam coal. As a result, spot steam coal traded in the $60 to $70 per ton range for most of the year, while term contracts for 2011 are reportedly being settled at prices in the $80 per ton range.

On a somber note, the energy industry had more than its share of negative headlines during the year. The tragic events surrounding the Macondo oil spill, as well as several pipeline leaks and explosions, served as powerful reminders of the risks inherent in the energy business. The industry takes great pride in its safety track record, and we believe it is committed to learning the right lessons from these events. We anticipate increased regulatory scrutiny in the years to come, but we do not anticipate that this will materially impact operations or cash flows.

2010 Performance

We are very pleased with our performance during the past fiscal year. From a stock price perspective, the Company’s shares rose 34.6% during the year compared to 33.5% for the Alerian Index and 7.8% for the S&P 500. A better measure of our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 34.3% for fiscal 2010.

Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was an impressive 45.8% for fiscal 2010. This reflects the narrowing of the share price discount to Net Asset Value from 18.4% at the beginning of the year to 11.4%.

As of November 30, 2010, our portfolio consisted of three main components: public MLPs (32%), traded debt securities (18%), and private MLPs (50%). Our portfolio of public MLPs performed well, increasing approximately 47.5% and outpacing the 42.4% total return on the Alerian MLP index. Our portfolio of traded bank debt and high yield debt also performed well, with a total return of 19.1%. The most significant contributor to our 2010 results was the performance of our private MLP portfolio, which increased 55.3% for the year.

We currently have large investments in three private partnerships that operate in the terminal/specialty refining, aggregates and coal sectors. All three of these businesses were hit hard by the recession and credit contraction in 2009 and are in various stages of recovering from the impact of the downturn. During the past year, each of these firms reduced leverage and restructured their senior credit facilities to increase financial flexibility. The best performer among the group was International Resource Partners, which saw a substantial increase in valuation during the year, more than offsetting declines in the valuation of VantaCore Partners and Direct Fuels Partners.

International Resources Partners LP (“IRP”) is a fully-integrated coal producer with operations in West Virginia and Kentucky. The Partnership has significant exposure to the high-quality metallurgical coal market, which increased substantially over the course of 2010, largely the result of a global economic recovery and increased global steel production. Strong market conditions, combined with improved operating metrics, resulted in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

EBITDA for the period ending November 2010 that was substantially higher than IRP’s original budget. The Partnership is also increasing its production of steam coal from mining properties acquired in early 2010, and is well positioned to take advantage of recovering demand in the steam coal market as well. With its balanced slate of steam and metallurgical coal and a solid operational track record, we believe IRP is a top tier independent coal producer with opportunities for continued growth. IRP’s management is also considering a number of strategic alternatives which would further enhance its value and may result in a significant liquidity event for us.

Direct Fuels Partners, L.P. (“Direct Fuels”) is a leading specialty refiner and fuel terminal operator in the Dallas-Fort Worth area. During fiscal 2010, Direct Fuels continued to sell non-strategic assets, aggressively cut costs and improve operations in response to the severe contraction in the demand for transportation fuels triggered by the recession. Initiatives to increase transmix refining volumes, increase wholesale unit margins and reduce the use of working capital all began to show significant results in the second half of the year. The Partnership was also successful in selling its ethanol terminalling business at an attractive value, which allowed it to reduce debt and enter into a new, more favorable credit agreement. Direct Fuels will continue to evaluate options to monetize other non-strategic assets and reduce debt even further. Looking forward, with continued economic recovery, we expect the domestic demand for transportation fuels to increase and refining margins to expand to more normal levels. As a result, we are cautiously optimistic that Direct Fuels will show improved financial results going forward.

VantaCore Partners, LP (“VantaCore”), is an aggregate mining and asphalt company operating in Tennessee and Southern Louisiana that was negatively impacted by the decrease in construction activity during the recession. While we expected 2010 results to improve on a rebound in the housing market and demand from stimulus spending, neither materialized in a meaningful way. The momentum in housing construction faded with the expiration of temporary tax incentives and VantaCore did not see a material increase in demand from new infrastructure projects. As a result, the Partnership’s 2010 results fell short of expectations as very good performance in the Tennessee operations was offset by disappointing volumes and margins in the Louisiana market. The Partnership is very focused on improving performance in Louisiana and has hired a new Chief Operating Officer with considerable industry experience to oversee all operations. From a strategic standpoint, VantaCore welcomed a new equity investor during 2010 and this investor has committed a significant amount of capital to fund growth through acquisitions in what we continue to believe is an attractive business.

2010 Key Events

A significant event for the Company during the fiscal year was the withdrawal of its election to be treated as a business development company (“BDC”) in July 2010. This change provides us with more discretion in making portfolio allocation decisions and increases our ability to utilize leverage. In particular, the Company will no longer be required to hold a minimum of 70% of its portfolio in “qualifying assets,” which are generally the securities of private domestic companies. As a result of this added flexibility, we believe we are better positioned to meet our investment objective and we continue to target an allocation of 50% to 70% of our portfolio in private MLPs during normal market conditions.

In March 2010, we successfully renewed our credit facility. The facility matures in 2013 and gives us flexibility to fund the public portion of our portfolio investments with leverage at very attractive terms. We were very pleased to accomplish this renewal given the troubles certain business development companies had obtaining leverage on acceptable terms. We believe our mix of portfolio investments was a key point of differentiation.

With respect to our distribution policy, we were pleased to be able to keep our quarterly distribution constant at $0.30 per share for fiscal 2010. We continue to carefully evaluate our cash distribution policy each quarter, recognizing that a considerable portion of our net distributable income is currently being paid to us in the form of paid-in-kind securities from Direct Fuels. Further, we expect that both Direct Fuels and VantaCore will not pay their full distributions in cash over the next few quarters, resulting in additional paid-in-kind distributions or arrearages on the cash distributions owed to us. Offsetting this is our expectation of a significant liquidity event at IRP in the first half of 2011.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
LETTER TO STOCKHOLDERS

2011 Outlook

In our 2010 Annual Letter, we stated our belief that fiscal 2010 would be a return to “normal.” This was, in fact, an accurate prediction of what happened during the year for the MLP market, and we are starting to see signs of recovery in some of our private businesses as well.

We are very pleased with the progress that the MLP sector made since the 2008 financial crisis and are pleased with the MLP sector’s natural progression over the last two years to a more stable operating environment. As we formulate our outlook for 2011, we believe MLP valuations remain attractive. While we do not anticipate a continuation of the strong returns generated during fiscal 2009 and 2010, we do expect low double-digit returns for the sector during fiscal 2011. We expect distribution growth to continue with average distribution growth for the sector in the 5% to 6% range.

Distribution growth will be driven largely by organic growth projects and acquisitions. We believe the development of our nation’s unconventional reserves will provide substantial growth opportunities for MLPs. We believe acquisition prospects for MLPs remain good, but we are carefully watching the prices being paid by MLPs (and the resulting acquisition multiples). While recent transactions have been accretive, the acquisition multiples have increased substantially over the last 12 to 18 months.

With respect to our private MLPs, we expect that a continued recovery in the domestic economy will benefit each of our portfolio companies as end-user demand for transportation fuels increases, and the residential construction market gradually improves to a more normal level. We are also encouraged that these mid-sized private companies have been able to secure access to credit through new bank lines and have delevered their balance sheets over the past two years. Lastly, increasing M&A activity by public MLPs and a more receptive IPO market increase the monetization alternatives for our portfolio companies.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in public MLPs, private MLPs and energy company debt. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

					Percent of Total
					Investments as of
		Public/	Equity/		November 30,
Holding		Private	Debt	Sector	2010	2009

1.	International Resource Partners LP.	Private	Equity	Coal	31.5%	16.8%

2.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	10.4	15.9

3.	VantaCore Partners LP	Private	Equity	Aggregates	8.2	12.5

4.	Eagle Rock Energy Partners, L.P.	Public	Equity	Midstream/Upstream	5.2	2.9

5.	Antero Resources LLC	Private	Debt	Upstream	3.5	3.7

6.	Copano Energy, L.L.C.	Public	Equity	Midstream	2.9	1.5

7.	Crestwood Holdings Partners, LLC	Private	Debt	Midstream	2.6	—

8.	Enterprise Products Partners L.P.	Public	Equity	Midstream	2.3	3.2

9.	Plains All American Pipeline, L.P.	Public	Equity	Midstream	2.3	2.5

10.	ONEOK Partners, L.P.	Public	Equity	Midstream	2.2	0.5

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.

Withdrawal of Business Development Company Election

At our annual meeting of stockholders on June 30, 2010, our stockholders approved the withdrawal of our election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The withdrawal of our BDC election was effective on July 7, 2010.

We believe the withdrawal was beneficial for the following reasons: (i) to provide us with more flexibility in meeting our investment objective, (ii) to ensure that we have the ability to obtain sources of leverage on reasonable terms, and (iii) to maintain adequate liquidity to repay a portion of our outstanding leverage in the event of a market downturn. In connection with the withdrawal, our investment management agreement with KAFA was amended to remove the incentive fee paid to KAFA. Additionally, we will no longer be subject to the requirement that 70% of our portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

Our investment objective is unchanged after the withdrawal, but our target mix of portfolio investments was revised as follows. Under normal market conditions, our portfolio investments will be allocated (i) between 50% and 70% in private MLPs, (ii) between 30% and 50% in public MLPs and (iii) between 0% and 20% in debt securities of public and private Energy Companies.

Portfolio Activity

During the quarter ended November 30, 2010, our investment in International Resource Partners LP (“IRP”) appreciated 18.2% based on very strong performance, expected increases in future performance and recent initial public offerings of comparable MLPs, as well as recent transactions of comparable coal companies that supported the increase in value.

During the quarter, we received distributions of $1.3 million on the common and preferred units owned by us from Direct Fuels Partners, L.P. (“Direct Fuels”). In lieu of a cash distribution, Direct Fuels paid such distribution in Class D preferred units. The Class D preferred units are senior to the existing convertible preferred units and pay a quarterly dividend of $0.80 per unit (annual rate of 16%). During November 2010, Direct Fuels entered into a new credit agreement, which allows for the payment of cash distributions on common and preferred equity beginning in late 2011 if certain conditions are met.

We do not expect Direct Fuels to pay a cash distribution until third quarter 2011 and then only upon achieving certain performance tests. We expect VantaCore Partners LP (“VantaCore”) to pay a portion of its 2011 distributions in units instead of cash.

Results of Operations — For the Three Months Ended November 30, 2010

Investment Income.  Investment income totaled $0.5 million and consisted primarily of interest income on our debt investments and net dividends and distributions. We received $2.8 million of cash dividends and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

distributions, of which $3.2 million was treated as a return of capital during the period. Return of capital was increased by $1.0 million attributable to 2009 tax reporting information for our portfolio investments that was received during fiscal 2010. We also received $1.4 million of paid-in-kind dividends, of which $1.3 million was from Direct Fuels. These payment-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $2.0 million, including $1.2 million of investment management fees, $0.4 million of interest expense, of which $0.1 million was the amortization of debt issuance costs, and $0.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management.

Net Investment Loss.  Our net investment loss totaled $1.0 million and included a deferred income tax benefit of $0.6 million.

Net Realized Gains.  We had net realized gains from our investments of $1.1 million, net of $0.6 million of deferred income tax expense.

Net Change in Unrealized Gains.  We had net unrealized gains of $17.6 million. The net unrealized gain consisted of $27.9 million of unrealized gains from investments and a deferred income tax expense of $10.3 million. The majority of these gains are attributable to our investment in IRP and our investments in public MLPs. During the quarter, our valuation for IRP appreciated by $13.5 million (an 18% increase).

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $17.7 million. This increase is composed of a net investment loss of $1.0 million; net realized gains of $1.1 million; and net unrealized gains of $17.6 million, as noted above.

Results of Operations — For the Year Ended November 30, 2010

Investment Income.  Investment income totaled $4.7 million and consisted primarily of interest income on our debt investments and net dividends and distributions. We received $10.6 million of cash dividends and distributions, of which $9.5 million was treated as a return of capital during the period. Return of capital was increased by $1.0 million attributable to 2009 tax reporting information for our portfolio investments that was received during fiscal 2010. Cash dividends for 2010 were $5.2 million less than 2009, primarily due to less cash distributions from our investment in Direct Fuels. We also received $5.4 million of paid-in-kind dividends, of which $5.1 million was from Direct Fuels. These payment-in-kind dividends are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $7.5 million, including $4.0 million of investment management fees, $1.7 million of interest expense, of which $0.5 million was the amortization of debt issuance costs, and $1.8 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Operating expenses for 2010 were $0.9 million higher than 2009, which was the result of increased management fees partially offset by less professional fees.

Net Investment Loss.  Our net investment loss totaled $1.8 million and included a deferred income tax benefit of $1.0 million.

Net Realized Gains.  We had net realized gains from our investments of $7.6 million, net of $4.4 million of deferred income tax expense.

Net Change in Unrealized Gains.  We had net unrealized gains of $47.4 million. The net unrealized gain consisted of $74.8 million of unrealized gains from investments and a deferred income tax expense of $27.4 million. The majority of these gains are attributable to our investment in IRP and our investments in public MLPs. During the fiscal year, our valuation for IRP appreciated by $53.5 million (a 154% increase) based on continued strong performance and increases in valuations for comparable coal companies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $53.2 million. This increase is composed of a net investment loss of $1.8 million; net realized gains of $7.6 million; and net unrealized gains of $47.4 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. Prior to our fourth quarter of 2011, we referred to NDI as “distributable cash flow” or “DCF.” The calculations of NDI and DCF are the same. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash distributions paid by MLPs, (b) paid-in-kind dividends received from MLPs and MLP Affiliates and (c) interest income from debt securities.

Operating expenses include (a) management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) leverage costs, including interest expense.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
November 30,
2010

Distributions and Other Income from Investments
Dividends and Distributions	$2.8
Paid-In-Kind Dividends and Distributions	1.4
Interest Income	0.9

Total Distributions and Other Income from Investments	5.1
Expenses
Investment Management Fee	(1.2)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(1.6)
Interest Expense	(0.3)

Net Distributable Income (NDI)	$3.2

Weighted Average Shares Outstanding	10.3
NDI per Weighted Average Share Outstanding	$0.31

Payment of future distributions is subject to board of directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) distributions;

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

•	Expected liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio

On January 19, 2011, we declared our quarterly distribution of $0.30 per common share for the period September 1, 2010 through November 30, 2010 for a total of $3.1 million. A substantial portion of our quarterly distribution of $0.30 per common share was attributable to the PIK distribution that we received from Direct Fuels. Offsetting this, is our current expectation of a significant liquidity event at IRP during the first half of 2011. The distribution is payable on February 4, 2011 to stockholders of record on January 31, 2011. During the year ended November 30, 2010, we paid distributions totaling $12.2 million, or $1.20 per common share.

The component of our distribution that is from our current or accumulated earnings and profits will be taxable to a stockholder as dividend income. Currently, this income will be treated as qualified dividends for Federal income tax purposes at a rate of 15%. Distributions that exceed our current or accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of a stockholder’s basis. During fiscal 2010, approximately 58% of the distributions paid were treated as a return of capital for tax purposes.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs are excluded from our calculation of NDI, but are included in interest expense for GAAP purposes.

Liquidity and Capital Resources

As of November 30, 2010, we had approximately $2.1 million in short-term investments, which consisted of money market funds and repurchase agreements. Our repurchase agreements are collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.

Our senior secured revolving credit facility (the “Credit Facility”) has a $70 million commitment and a three year term (maturing on March 30, 2013). Outstanding loan balances under the Credit Facility accrue interest at an

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $7 million limit of borrowing base contribution from any single issuer.

As of November 30, 2010, we had $57.0 million of borrowings under our Credit Facility (at an interest rate of 2.26%), which represented 66.4% of our borrowing base of $85.8 million (76.7% of our borrowing base of $74.3 million attributable to quoted securities). As of January 27, 2010, we had $61.0 million of borrowings under our Credit Facility (at an interest rate of 2.27%), which represented 71.5% of our borrowing base of $85.3 million (81.2% of our borrowing base of $75.1 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70.0 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2010
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 130.9%
Equity Investments(1) — 107.3%
United States — 107.3%
Private MLP(2)(3) — 66.0%
Direct Fuels Partners, L.P. — Class A Common Units(4)	2,500	$21,250
Direct Fuels Partners, L.P. — Convertible Preferred Units(4)(5)	143	2,463
Direct Fuels Partners, L.P. — Class D Preferred Units(4)(6)	254	5,146
International Resource Partners LP	1,500	87,750
VantaCore Partners LP	1,465	22,702

		139,311

Publicly Traded MLP and MLP Affiliate — 41.0%
Capital Product Partners L.P.	228	1,919
Chesapeake Midstream Partners, L.P.	40	1,140
Copano Energy, L.L.C.	265	7,938
Crestwood Midstream Partners LP	77	2,050
DCP Midstream Partners, LP	109	3,794
Eagle Rock Energy Partners, L.P.	1,692	13,552
Eagle Rock Energy Partners, L.P. — Warrants(7)(8)	474	972
Enbridge Energy Management, L.L.C.(4)	64	3,919
Enbridge Energy Partners, L.P.	58	3,522
Energy Transfer Partners, L.P.	112	5,650
Enterprise Products Partners L.P.	153	6,428
Exterran Partners, L.P.	82	1,984
Global Partners LP	142	3,663
Holly Energy Partners, L.P.	16	829
Inergy, L.P.	96	3,738
Kinder Morgan Management, LLC(4)	9	577
MarkWest Energy Partners, L.P.	55	2,324
Martin Midstream Partners L.P.	45	1,671
ONEOK Partners, L.P.	76	6,056
Penn Virginia GP Holdings, L.P.	31	768
Plains All American Pipeline, L.P.(3)	103	6,320
Targa Resources Partners LP	30	918
Teekay LNG Partners L.P.	51	1,857
Teekay Offshore Partners L.P.	23	666
Teekay Tankers Ltd.	73	870
TransMontaigne Partners L.P.	61	2,166
Western Gas Partners, LP	44	1,316

		86,607

Other Equity — 0.3%
PostRock Energy Corporation(7)	145	531

Total Equity Investments (Cost $169,238)		226,449

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2010
(amounts in 000’s)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Investments — 23.6%
Upstream — 12.6%
Antero Resources LLC	9.375%	12/1/17	$9,500	$9,785
BreitBurn Energy Partners L.P.	8.625	10/15/20	2,000	1,995
Carrizo Oil & Gas, Inc.	8.625	10/15/18	3,375	3,358
Hilcorp Energy Company	8.000	2/15/20	1,700	1,781
NFR Energy LLC	9.750	2/15/17	2,000	1,975
Petroleum Development Corporation	12.000	2/15/18	2,000	2,240
Rosetta Resources Inc.	9.500	4/15/18	5,005	5,355

				26,489

Midstream and Other — 8.9%
Crestwood Holdings Partners, LLC	(9)	10/1/16	7,250	7,359
Foresight Energy LLC	9.625	8/15/17	5,000	5,300
Genesis Energy, L.P.	7.875	12/15/18	2,500	2,478
Niska Gas Storage Partners LLC	8.875	3/15/18	2,500	2,625
North American Energy Alliance LLC	10.875	6/1/16	1,000	1,110

				18,872

Oilfield Services — 2.1%
ProPetro Services, Inc.(2)(7)(10)	(11)	2/15/13	35,000	4,500

Total Debt Investments (Cost $77,104)				49,861

Total Long-Term Investments (Cost $246,342)				276,310

			No. of
			Shares/Units
Short-Term Investments — 1.0%
Money Market Fund — 0.5%
J.P. Morgan U.S. Treasury Plus Money Market Fund (Cost $1,075)			1,075	1,075

Repurchase Agreement — 0.5%
J.P. Morgan Securities Inc. (Agreement dated 11/30/2010 to be repurchased at $1,000), collateralized by $1,020 in U.S. Treasury securities (Cost $1,000)	0.140	12/1/10	1,000

Total Short-Term Investments (Cost $2,075)			2,075

Total Investments — 131.9% (Cost $248,417)			278,385

Senior Secured Revolving Credit Facility Borrowings			(57,000)
Total Liabilities in Excess of Other Assets			(10,344)

Net Assets			$211,041

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2010
(amounts in 000’s)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued and restricted security. See Notes 2, 3 and 9.

(3)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”), International Resource Partners LP (“IRP”) and VantaCore Partners LP (“VantaCore”) and that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(4)	Distributions are paid-in-kind

(5)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(6)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit and were issued by Direct Fuels to holders of common units and preferred units in lieu of cash distributions. See Note 9 — Restricted Securities.

(7)	Security is non-income producing.

(8)	The Company holds 474 warrants of Eagle Rock Energy Partners, L.P. (“Eagle Rock”). Each warrant entitles the holder to purchase one Eagle Rock common unit for $6.00 on the specified days of March 15, May 15, August 15 and November 15 through the expiration date of May 15, 2012.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2010).

(10)	The Company also holds 2,905 warrants that relate to the senior secured second lien term loan facility with ProPetro Services, Inc. These warrants were assigned no value as of November 30, 2010, are non-income producing and expire on February 15, 2017.

(11)	Floating rate senior secured second lien term loan facility. Security is in default, and the Company is not accruing interest income on this security. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 118.9%
Equity Investments(a) — 95.6%
United States — 95.6%
Private MLP(b)(c) — 56.1%
Direct Fuels Partners, L.P. — Class A Common Units(d)	2,500	$30,000
Direct Fuels Partners, L.P. — Class A Convertible Preferred Units(d)(e)	96	1,765
Direct Fuels Partners, L.P. — Class B Convertible Preferred Units(d)(f)	27	503
Direct Fuels Partners, L.P. — Class C Convertible Preferred Units(d)(g)	20	402
International Resource Partners LP	1,500	34,500
Quest Midstream Partners, L.P.(h)	361	1,713
VantaCore Partners LP(d)	1,465	25,632

		94,515

Publicly Traded MLP and MLP Affiliate(i) — 39.5%
Calumet Specialty Products Partners, L.P.	22	398
Capital Product Partners L.P.(j)	113	860
Copano Energy, L.L.C.	74	1,502
Copano Energy, L.L.C. — Unregistered, Class D Units(b)	76	1,491
DCP Midstream Partners, LP	91	2,295
Duncan Energy Partners L.P.	3	74
Eagle Rock Energy Partners, L.P.(j)(k)	1,113	5,264
Eagle Rock Energy Partners, L.P.(b)(j)(l)	148	686
Enbridge Energy Management, L.L.C.(m)	27	1,320
Enbridge Energy Partners, L.P.	91	4,489
Energy Transfer Equity, L.P.	119	3,506
Energy Transfer Partners, L.P.	37	1,606
Enterprise Products Partners L.P.	223	6,634
Exterran Partners, L.P.	82	1,590
Global Partners LP(j)	142	3,331
Holly Energy Partners, L.P.	11	396
Inergy, L.P.	99	3,280
Kinder Morgan Management, LLC(m)	34	1,730
K-Sea Transportation Partners L.P.	8	83
Magellan Midstream Holdings, L.P.	57	2,342
MarkWest Energy Partners, L.P.	108	2,768
Martin Midstream Partners L.P.	49	1,283
Navios Maritime Partners L.P.(j)	56	792
ONEOK Partners, L.P.	18	1,077
Plains All American Pipeline, L.P.(d)	103	5,200
Quicksilver Gas Services LP(j)	20	426
Regency Energy Partners LP	154	3,066
Targa Resources Partners LP	37	737
TC PipeLines, LP	10	352
Teekay LNG Partners L.P.	102	2,485
Teekay Offshore Partners L.P.	23	413
TransMontaigne Partners L.P.(j)	46	1,198
Williams Partners L.P.	139	3,923

		66,597

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Other Private Equity(c) — 0.0%
ProPetro Services, Inc. — Warrants(b)(n)	2,905	$—
Trident Resources Corp. — Warrants(o)	100	—

		—

Total Equity Investments (Cost $175,611)		161,112

	Interest	Maturity	Principal
	Rate	Date	Amount

Energy Debt Investments(c) — 23.3%
United States — 21.8%
Upstream — 9.4%
Antero Resources Finance Corp.	9.375%	12/1/17	$7,500	7,519
Hilcorp Energy Company	7.750	11/1/15	6,585	6,338
Petroleum Development Corporation	12.000	2/15/18	2,000	2,020

				15,877

Midstream & Other — 6.0%
Energy Future Holdings Corp.(p)	(q)	10/10/14	9,209	6,861
North American Energy Alliance LLC	10.875	6/1/16	1,000	1,042
Targa Resources, Inc.	8.500	11/1/13	2,155	2,112

				10,015

Oilfield Services — 4.2%
Dresser, Inc.	(r)	5/4/15	5,000	4,575
ProPetro Services, Inc.(b)	(s)	2/15/13	35,000	2,500

				7,075

Coal — 2.2%
Drummond Company, Inc.	7.375	2/15/16	4,000	3,770

Total United States (Cost $67,224)				36,737

Canada — 1.5%
Upstream — 1.5%
Athabasca Oil Sands Corp.(t) (Cost $2,434)	13.000	7/30/11	(u)	2,510

Total Energy Debt Investments (Cost $69,658)				39,247

Total Long-Term Investments (Cost $245,269)				200,359

Short-Term Investments — 2.8%
Repurchase Agreements — 2.8%
J.P. Morgan Securities Inc. (Agreements dated 11/30/2009 to be repurchased at $4,710), collateralized by 4,798 in U.S. Treasury note (Cost $4,710)	0.070	12/1/09		4,710

Total Investments — 121.7% (Cost $249,979)				205,069

Senior Secured Revolving Credit Facility Borrowings				(56,000)
Other Assets in Excess of Total Liabilities				19,470

Net Assets				$168,539

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Fair valued and restricted security. See Notes 2, 3 and 9.

(c)	Unless otherwise noted, security is treated as an eligible portfolio company (“EPC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(d)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P and VantaCore Partners LP and that is an affiliate of Plains All American, L.P. See Note 6 — Agreements and Affiliations.

(e)	The Class A Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $20.00 per unit.

(f)	The Class B Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $18.50 per unit.

(g)	The Class C Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $15.50 per unit.

(h)	Security is non-income producing.

(i)	Unless otherwise noted, security is not treated as an EPC under the 1940 Act. As a business development company, the Company is generally prohibited from acquiring assets other than qualifying assets unless at least 70% of its total assets (excluding deferred tax assets) are qualifying assets under the 1940 Act. As of November 30, 2009, the percentage of the Company’s total assets (excluding deferred tax assets) that are qualifying assets was 70.5%.

(j)	All or a portion of the Company’s holdings in this security are treated as an EPC under the 1940 Act.

(k)	Common units are unregistered but may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

(l)	Unregistered common units which were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account will be released on April 1, 2010).

(m)	Distributions are paid-in-kind.

(n)	Warrants relate to the Company’s floating rate senior secured second lien term loan facility with ProPetro Services, Inc. These warrants are non-income producing and expire on February 15, 2017.

(o)	Warrants are non-income producing and expire on November 30, 2013.

(p)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries, including TXU Energy, Oncor and Luminant.

(q)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 350 basis points (3.78% as of November 30, 2009).

(r)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 575 basis points (5.99% as of November 30, 2009).

(s)	Floating rate senior secured second lien term loan facility. Security’s default interest rate is LIBOR + 1100 basis points, but the Company is not accruing interest income on this security. See Note 2 — Investment Income.

(t)	Security is not treated as an EPC under the 1940 Act.

(u)	Security’s principal amount is 2,500 Canadian dollars.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
(amounts in 000’s, except share and per share amounts)

	November 30,
	2010	2009

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $150,098 and $172,244)	$130,679	$136,857
Affiliated (Cost — $96,244 and $73,025)	145,631	63,502
Short-term investments (Cost — $2,075 and $4,710)	2,075	4,710

Total investments (Cost — $248,417 and $249,979)	278,385	205,069
Deferred income tax asset	—	20,135
Receivable for securities sold	—	14
Interest, dividends and distributions receivable, net	1,197	410
Debt issuance costs, prepaid expenses and other assets	1,042	392

Total Assets	280,624	226,020

LIABILITIES
Senior secured revolving credit facility	57,000	56,000
Deferred income tax liability	10,597	—
Payable for securities purchased	—	17
Investment management fee payable	1,150	858
Accrued directors’ fees and expenses	73	74
Accrued expenses and other liabilities	763	532

Total Liabilities	69,583	57,481

NET ASSETS	$211,041	$168,539

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized at November 30, 2010 and November 30, 2009; 10,266,660 and 10,163,978 shares issued and outstanding at November 30, 2010 and November 30, 2009, respectively)	$10	$10
Paid-in capital	198,018	203,576
Accumulated net investment loss, net of income taxes, less dividends	(9,826)	(2,869)
Accumulated net realized gains (losses) on investments, net of income taxes	4,297	(3,272)
Net unrealized gains (losses) on investments, net of income taxes	18,542	(28,906)

NET ASSETS	$211,041	$168,539

NET ASSET VALUE PER SHARE	$20.56	$16.58

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)

	For the Year Ended
	November 30,	November 30,
	2010	2009

INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$4,431	$8,015
Affiliated investments	6,190	7,832

Total dividends and distributions	10,621	15,847
Return of capital	(9,517)	(10,720)

Net dividends and distributions	1,104	5,127
Interest and other income :	3,566	3,245

Total investment income	4,670	8,372

Expenses
Investment management fees	4,018	3,227
Professional fees	625	879
Directors’ fees and expenses	294	290
Insurance	145	150
Administration fees	137	145
Custodian fees	53	68
Other expenses	508	535

Total Expenses — Before interest expense	5,780	5,294
Interest expense	1,735	1,350

Total Expenses	7,515	6,644

Net Investment Income (Loss) — Before Income Taxes	(2,845)	1,728
Current income tax benefit (expense)	—	100
Deferred income tax benefit (expense)	1,042	(755)

Net Investment Income (Loss)	(1,803)	1,073

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — Non-affiliated	11,887	(17,338)
Investments — Affiliated	—	—
Foreign currency transactions	53	27
Options	—	18
Deferred income tax benefit (expense)	(4,371)	6,557

Net Realized Gains (Losses)	7,569	(10,736)

Net Change in Unrealized Gains (Losses)
Investments — Non-affiliated	15,968	42,718
Investments — Affiliated	58,910	2,180
Foreign currency translations	(27)	31
Deferred income tax expense	(27,403)	(17,037)

Net Change in Unrealized Gains	47,448	27,892

Net Realized and Unrealized Gains	55,017	17,156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,214	$18,229

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	For the Year Ended
	November 30,
	2010	2009

OPERATIONS
Net investment income (loss)	$(1,803)	$1,073
Net realized gains (losses)	7,569	(10,736)
Net change in unrealized gains	47,448	27,892

Net Increase in Net Assets Resulting from Operations	53,214	18,229

DIVIDENDS AND DISTRIBUTIONS(1)
Dividends	(5,154)	—
Distributions — return of capital	(7,090)	(13,143)

Dividends and Distributions	(12,244)	(13,143)

CAPITAL STOCK TRANSACTIONS
Issuance of 102,682 and 60,992 shares of common stock from reinvestment of dividends	1,532	766

Increase in Net Assets from Capital Stock Transactions	1,532	766

Total Increase in Net Assets	42,502	5,852

NET ASSETS
Beginning of year	168,539	162,687

End of year	$211,041	$168,539

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2010 and 2009 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
(amounts in 000’s)

	For the Year Ended
	November 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$53,214	$18,229
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of long-term investments	(75,363)	(37,886)
Proceeds from sale of long-term investments	76,995	37,783
Proceeds from sale of short-term investments, net	2,635	1,615
Realized losses (gains) on investments	(11,887)	17,320
Return of capital distributions	9,517	10,720
Unrealized gains on investments	(74,878)	(44,898)
Deferred income tax provision	30,732	11,235
Accretion of bond discount	(335)	(1,114)
Decrease in deposits with brokers	—	123
Decrease in receivable for securities sold	14	674
Increase in interest, dividends and distributions receivable, net	(787)	(7)
Decrease in prepaid expenses and other assets	452	589
Decrease in payable for securities purchased	(17)	(43)
Increase (decrease) in investment management fee payable	292	(216)
Decrease in accrued directors’ fees and expenses	(1)	(2)
Increase (decrease) in accrued expenses and other liabilities	231	(745)

Net Cash Provided by Operating Activities	10,814	13,377

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from (repayments of) senior secured revolving credit facility	1,000	(1,000)
Debt issuance costs for the senior secured revolving credit facility	(1,102)	—
Cash distributions to stockholders	(10,712)	(12,377)

Net Cash Used in Financing Activities	(10,814)	(13,377)

NET CHANGE IN CASH	—	—
CASH — BEGINNING OF YEAR	—	—

CASH — END OF YEAR	$—	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,532 and $766 for the fiscal years ended November 30, 2010 and 2009, respectively.

During the fiscal years ended November 30, 2010 and 2009, there were no state income taxes paid and interest paid was $1,134 and $1,571, respectively.

During the fiscal years ended November 30, 2010 and 2009, the Company received $5,360 and $242, respectively, of paid-in-kind dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

					For the Period
	For the Year Ended				September 21, 2006
	November 30,				through
	2010	2009	2008(1)	2007(1)	November 30, 2006(1)

Per Share of Common Stock(2)
Net asset value, beginning of period	$16.58	$16.10	$23.95	$24.03	$23.32

Net investment income (loss)	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	(0.38)	—	—

Total income (loss) from investment operations	5.21	1.78	(6.18)	1.26	0.71

Dividends(3)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(3)(4)	—	—	—	(0.15)	—
Distributions — return of capital(3)	(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	(0.03)	—	—	—	—

Net asset value, end of period	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(5)	45.8%	56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(6)
Net assets, end of period	$211,041	$168,539	$162,687	$240,758	$240,349

Ratio of expenses to average net assets:
Management fees	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	1.0	1.3	1.1	0.9	1.3

Subtotal	3.1	3.3	1.5	4.0	3.7
Interest expense	0.9	0.8	2.0	1.0	—
Management fee waivers	—	—	—	(0.4)	(0.5)

Expenses (exclusive of tax expense)	4.0	4.1	3.5	4.6	3.2
Tax expense	16.3	6.9	— (8)	0.8	—

Total expenses(7)	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	28.3%	11.3%	(29.5)%	5.1%	3.0	%(9)
Portfolio turnover rate	33.4%	20.9%	27.0%	28.8%	5.6	%(9)
Average net assets	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$54,956	$53,422	$75,563	$32,584	—
Average amount of borrowings outstanding per share of common stock during the period	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Certain amounts and ratios related to this period have been revised from the originally reported items as more fully described in Note 2 — Significant Accounting Policies.

(2)	Based on average shares of common stock outstanding for each of the periods ended.

(3)	The information presented in each of these items is a characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (long term capital gains or return of capital). This characterization is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Not annualized for the period September 21, 2006 through November 30, 2006. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(8)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether the Company will incur a benefit in the future, a deferred income tax expense of 0% has been assumed.

(9)	Not annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company’s portfolio includes securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in good faith by the Board of Directors of the Company under a valuation policy and a consistently applied valuation process. Unless otherwise determined by the Board of Directors, the following valuation process, approved by the Board of Directors, is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA”) responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Board of Directors) on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors.

•	Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors which consist of certain limited procedures that the Company identified and requested them to perform. For the year ended November 30, 2010, the independent valuation firm provided limited procedures on investments in four portfolio companies, comprising approximately 51.7% of the total investments as of November 30, 2010. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The Board of Directors considers the valuations provided by KAFA and the Valuation Committee and ratifies valuations for the applicable securities at each quarterly board meeting. The Board of Directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. The Company also utilizes comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2010, the Company held 68.1% of its net assets applicable to common stockholders (51.2% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2010 was $143,811. See Note 9 — Restricted Securities.

At November 30, 2009, the Company held 58.9% of its net assets applicable to common stockholders (43.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2009 was $99,192. See Note 9 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.  The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Distributions received from the Company’s investments in public and private master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from MLPs and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated return of capital for distributions received from its public and private MLPs, both as a percentage of total distributions and in thousands of dollars. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the comparative periods.

	For the Year Ended
	November 30,
	2010	2009

Return of capital portion of dividends and distributions received	90%	68%
Return of capital — attributable to Net Realized Gains	$2,464	$3,018
Return of capital — attributable to Net Change in Unrealized Gains	7,053	7,702

Total return of capital	$9,517	$10,720

For the fiscal year ended November 30, 2010, the Company estimated the return of capital portion of distributions received to be $8,522 or 80%. This amount was increased by $995 attributable to 2009 tax reporting

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

information received by the Company in fiscal 2010. The tax reporting information was used to adjust the Company’s prior year return of capital estimate. As a result, the return of capital percentage for the year ended November 30, 2010 was 90%.

For the fiscal year ended November 30, 2009, the Company estimated the return of capital portion of distributions received to be $13,009 or 82%. This amount was reduced by $2,289 attributable to 2008 tax reporting information received by the Company in fiscal 2009. The tax reporting information was used to adjust the Company’s prior year return of capital estimate. As a result, the return of capital percentage for the year ended November 30, 2009 was 68%.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the years ended November 30, 2010 and 2009, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the year ended November 30, 2010, the Company recognized no interest income related to its investment in ProPetro Services, Inc. (“ProPetro”). Beginning December 1, 2009, the Company discontinued the non-cash accretion of the discount to par value of the debt security based on its expectation that it will not realize par value on its investment.

During the year ended November 30, 2009, the Company recognized interest income of $770 related to its debt investment in ProPetro. This interest income was the result of the non-cash accretion of the discount to par value of this debt security. The Company also recognized an equal and offsetting unrealized loss related to the original discount on the Company’s investment in ProPetro.

The Company receives paid-in-kind dividends in the form of additional units from its investments in Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During each of the fiscal periods set forth below, the Company received the following stock dividends in total from Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

	For the Year Ended November 30,
	2010	2009

Direct Fuels Partners, L.P.	$5,085	$—
Enbridge Energy Management, L.L.C.	215	101
Kinder Morgan Management, LLC	60	141

Total stock dividends	$5,360	$242

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

K. Income Taxes  — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability (asset).

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2010, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Financial Highlights Revised — Prior to the Company’s withdrawal of its election to be treated as a BDC in July 2010, it calculated its incentive management fee in accordance with the terms of its advisory agreement and recorded a liability equal to the incentive management fee payable to its advisor at each reporting date.

In 2009, the AICPA issued a technical practice aid (TIS 6910.29), Allocation of Unrealized Gain (Loss), Recognition of Carried Interest, and Clawback Obligations (the “TPA”) to provide clarification that the hypothetical liquidation method should be used for recording liabilities associated with incentive management fees. This method assumes the entire portfolio of an investment entity is liquidated as of the reporting date for purposes of calculating and recording the incentive management fee. Under this methodology, unrealized gains would be assumed to be realized and therefore could increase the incentive management fees accrued before the fees are due and payable under the advisory agreement. Prior to the TPA, there was diversity in practice in accounting for such incentive management fees.

The Company’s Financial Highlights have been revised assuming it adopted the guidance in the TPA upon its issuance in 2009. There was no impact on amounts and ratios reported for the years ended November 30, 2009 and November 30, 2010. The amounts and ratios in the table below reflect the impact of an additional accrual of incentive management fees of $1,565 and $2,810 in 2006 and 2007, respectively, and a reduction of the accrued incentive management fees of $4,375 in 2008. As a result, there was no cumulative impact to the net asset value of the Company as of November 30, 2008. Management has concluded that the omission of adopting the guidance was not material to previously issued financial statements.

	Change from As Originally Reported to
	As Revised
			For the Period
			September 21, 2006
	For The Year Ended		through
	2008	2007	November 30, 2006
Per Share Common Stock
Net asset value, beginning of period	$(0.44)	$(0.16)	$—
Net investment income (loss)	0.44	(0.28)	(0.16)
Net asset value, end of period	$—	$(0.44)	$(0.16)
Supplemental Data and Ratios
Net assets, end of period	$—	$(4,375)	$(1,565)
Ratio of expenses to average net assets:
Management fees	(2.0)%	1.1%	0.7%
Other expenses	0.0%	0.1%	(0.1)%
Ratio of net investment income (loss) to average net assets	2.0%	(1.2)%	(2.2)%
Net increase (decrease) in net assets resulting from operations to average net assets	1.6%	(1.1)%	(0.7)%
Average net assets	$(3,287)	$(2,266)	$(662)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2010.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$226,449	$87,138	$—	$139,311
Debt investments	49,861	—	45,361	4,500
Short-term investments	2,075	—	2,075	—

Total assets at fair value	$278,385	$87,138	$47,436	$143,811

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2009.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$161,112	$64,420	$—	$96,692
Debt investments	39,247	—	36,747	2,500
Repurchase agreements	4,710	—	4,710	—

Total assets at fair value	$205,069	$64,420	$41,457	$99,192

The Company did not have any liabilities that were measured at fair value on a recurring basis at November 30, 2010 or November 30, 2009.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

In January 2010, the FASB Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

The disclosures for reporting periods beginning after December 15, 2009 relate to disclosing both the amounts of significant transfers between Level 1 and Level 2 and the reasons for the transfers. For the year ended November 30, 2010, there were no transfers between Level 1 and Level 2. The disclosures for reporting periods beginning after December 15, 2010 relate to presenting separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures effective for fiscal years beginning after December 15, 2010.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2010.

	Year Ended November 30, 2010
	Total	Debt	Equity

Balance — November 30, 2009	$99,192	$2,500	$96,692
Transfers out of Level 3	(5,346)	—	(5,346)
Realized gains (losses)	—	—	—
Unrealized gains, net	43,424	2,000	41,424
Purchases, issuances or settlements	6,541	—	6,541

Balance — November 30, 2010	$143,811	$4,500	$139,311

The $43,424 of unrealized gains, net, presented in the tables above for the year ended November 30, 2010 relate to investments that were still held at November 30, 2010, and the Company presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The transfers out of Level 3 for the year ended November 30, 2010 relate primarily to the conversion of Quest Midstream Partners, L.P. to PostRock Energy Corporation, the release of the Company’s unregistered common units of Eagle Rock Energy Partners, L.P. (“Eagle Rock”) from escrow on April 1, 2010 and the conversion of the Company’s transferable subscription rights of Eagle Rock on July 9, 2010. The purchases, issuances or settlements for the year ended November 30, 2010 relate primarily to the issuance of Class D Preferred Units of Direct Fuels in lieu of common and preferred distributions.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2009.

	Year Ended November 30, 2009
	Total	Debt	Equity

Balance — November 30, 2008	$114,708	$10,000	$104,708
Transfers out of Level 3	(10,788)	—	(10,788)
Realized gains (losses)	—	—	—
Unrealized losses, net	(7,624)	(7,500)	(124)
Purchases, issuances or settlements	2,896	—	2,896

Balance — November 30, 2009	$99,192	$2,500	$96,692

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The $7,624 of unrealized losses, net, presented in the tables above for the year ended November 30, 2009 relate to investments that were still held at November 30, 2009, and the Company presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

4.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities are as follows:

	As of November 30,
	2010	2009

Deferred tax assets:
Organizational costs	$16	$18
Net operating loss carryforwards — Federal	6,753	2,331
Net operating loss carryforwards — State	495	111
Net capital loss carryforwards	1,218	7,333
Net unrealized losses on investment securities	—	11,703
Deferred tax liabilities:
Net unrealized gains on investment securities	(18,144)	—
Basis reductions resulting from estimated return of capital	(935)	(1,361)

Total net deferred tax asset (liability)	$(10,597)	$20,135

At November 30, 2010 the Company had a federal net operating loss carryforward of $19,877 (deferred tax asset of $6,753). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $2,014, $8,962, $813 and $8,088 of the net operating loss carryforward will expire in 2027, 2028, 2029 and 2030. In addition, the Company has state net operating losses which total approximately $17,864 (deferred tax asset of $495). These state net operating losses expire in 2014 through 2030.

At November 30, 2010, the Company had a capital loss carryforward of $3,315 (deferred tax asset of $1,218). Realization of the capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2014.

As of November 30, 2010 and November 30, 2009, the identified cost of investments for federal income tax purposes was $227,517 and $236,370, respectively. The cost basis of investments includes a $20,900 and $13,608 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at November 30, 2010 and November 30, 2009, respectively. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	As of November 30,
	2010	2009

Gross unrealized appreciation of investments	$107,437	$22,300
Gross unrealized depreciation of investments	(56,569)	(53,601)

Net unrealized appreciation (depreciation) of investments	$50,868	$(31,301)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

For the years ended November 30, 2010 and 2009, the Company’s effective tax rate was 36.8% and 36.5%, respectively. Components of the Company’s income tax benefit (expense) for the following comparative periods were as follows:

	For the Year Ended
	November 30,
	2010	2009

Current income tax benefit — net investment loss	$—	$100
Deferred income tax benefit (expense) — net investment loss (income)	1,042	(755)
Deferred income tax benefit (expense) — realized losses (gains)	(4,371)	6,557
Deferred income tax expense — unrealized gains	(27,403)	(17,037)

Income tax expense	$(30,732)	$(11,135)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the years ended November 30, 2010 and 2009, respectively, as follows:

	For the Year Ended
	November 30,
	2010	2009

Computed expected federal income tax expense	$(29,381)	$(10,277)
State income tax, net of federal tax expense	(1,351)	(789)
Other, net	—	(69)

Total income tax expense	$(30,732)	$(11,135)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2010, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a management fee and reimbursement of certain expenses.

Investment Management Fee.  The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the comparative financial periods are as follows:

	For the Year Ended
	November 30,
	2010	2009

Management fees	$4,018	$3,227

Following stockholder approval on June 30, 2010, the Company withdrew its election to be treated as a BDC under the 1940 Act on July 7, 2010. In conjunction with this withdrawal, the Company amended its investment management agreement and is no longer subject to the incentive fee provisions of the prior agreement.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Affiliated Investments.

Direct Fuels Partners, L.P. — At November 30, 2010, the Company held a 39.5% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

International Resource Partners LP — At November 30, 2010, the Company held a 23.6% limited partnership interest in International Resource Partners LP (“IRP”). The Company believes that the limited partnership interests of IRP should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the advisory board of the general partner for IRP. Although the Company does not own any interest in the general partner of IRP, it believes that it may be an affiliate of IRP under the 1940 Act by virtue of its participation on the advisory board of the general partner.

Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American, L.P. under the 1940 Act by virtue of the ownership interests in the general partner by the Company’s affiliates.

VantaCore Partners LP — At November 30, 2010, the Company held a 30.4% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes that it may be an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

As of November 30, 2010 and November 30, 2009, the Company held no derivative instruments; however, during the fiscal year ended November 30, 2009, the Company had activity involving derivative instruments. The

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended November 30, 2009:

Net Change in
		Net Realized	Unrealized
	Location of Gains on	Gains on	Gains (Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$18	—

8.	Investment Transactions

For the year ended November 30, 2010, the Company purchased and sold securities in the amount of $75,363 and $76,995 (excluding short-term investments), respectively. For the year ended November 30, 2009, the Company purchased and sold securities in the amount of $37,886 and $37,783 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2010, the Company held the following restricted investments:

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Assets	Assets

Level 3 Investments(1)
Direct Fuels Partners, L.P.(2)	Class A Common Units	6/11/07	(3)	2,500	$41,359	$21,250	$8.50	10.1%	7.6%
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(4)	5/14/09	(3)	96	1,952	1,638	16.99	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(4)	8/25/09	(3)	27	538	463	17.21	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(4)	11/20/09	(3)	20	408	362	17.83	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(5)	(3)	254	5	5,146	20.24	2.4	1.8
International Resource Partners LP(6)	Class A Units	6/12/07	(3)	1,500	26,726	87,750	58.50	41.6	31.3
ProPetro Services, Inc.	Warrants	2/15/07	(3)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$35,000	33,320	4,500	n/a	2.1	1.6
VantaCore Partners LP(7)	Class A Common	5/21/07,	(3)
	Units	8/04/08		1,465	21,795	22,702	15.50	10.7	8.0

Total					$128,572	$143,811		68.1%	51.2%

Level 2 Investments(8)
BreitBurn Energy Partners L.P.	Senior Notes	(9)	(10)	$2,000	$2,050	$1,995	n/a	1.0%	0.7%
Carrizo Oil & Gas, Inc.	Senior Notes	(9)	(10)	$3,375	3,388	3,358	n/a	1.6	1.2
Crestwood Holdings Partners, LLC	Senior Notes	(9)	(3)	$7,250	7,140	7,359	n/a	3.5	2.6
Foresight Energy LLC	Senior Notes	8/6/10	(3)	$5,000	4,968	5,300	n/a	2.5	1.9
Genesis Energy, L.P.	Senior Notes	11/12/10	(10)	$2,500	2,500	2,478	n/a	1.2	0.9
Hilcorp Energy Company	Senior Notes	2/3/10	(3)	$1,700	1,673	1,781	n/a	0.8	0.6
NFR Energy LLC	Senior Notes	2/9/10	(3)	$2,000	1,976	1,975	n/a	1.0	0.7
Niska Gas Storage Partners LLC	Senior Notes	2/26/10	(10)	$2,500	2,511	2,625	n/a	1.2	1.0
North American Energy Alliance LLC	Senior Notes	9/22/09	(3)	$1,000	980	1,110	n/a	0.5	0.4

Total					$27,186	$27,981		13.3%	10.0%

Total of all restricted securities					$155,758	$171,792		81.4%	61.2%

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security of a private company.

(4)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(5)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units are being issued by Direct Fuels to the holders of common units and preferred units in lieu of cash distributions. During the year ended November 30, 2010, we received Class D Preferred Units on April 23, May 14, August 15 and November 15, respectively.

(6)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(7)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(8)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(9)	These securities were acquired at various dates throughout the fiscal year ended November 30, 2010.

(10)	Unregistered security of a public company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

At November 30, 2009, the Company held the following restricted investments:

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Assets	Assets

Copano Energy, L.L.C.	Class D Units	3/14/08	(1)	76	$2,000	$1,491	$19.62	0.9%	0.6%
Direct Fuels Partners, L.P.(2)	Class A Common Units	6/11/07	(3)	2,500	41,817	30,000	12.00	17.8	13.3
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units	5/14/09	(3)	96	1,952	1,765	18.39	1.1	0.8
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units	8/25/09	(3)	27	538	503	18.63	0.3	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units	11/20/09	(3)	20	406	402	20.10	0.2	0.2
Eagle Rock Energy Partners, L.P.	Common Units	10/01/08	(4)	148	1,563	686	4.64	0.4	0.3
International Resource Partners LP(5)	Class A Units	6/12/07	(3)	1,500	28,193	34,500	23.00	20.5	15.3
ProPetro Services, Inc.	Warrants	2/15/07	(3)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$35,000	33,320	2,500	n/a	1.5	1.1
Quest Midstream Partners, L.P.	Common Units	10/30/07	(3)	361	6,584	1,713	4.75	1.0	0.8
VantaCore Partners LP(6)	Class A Common	5/21/07,
	Units	8/04/08	(3)	1,465	24,530	25,632	17.50	15.2	11.3

Total of securities valued in accordance with procedures established by the board of directors(7)					$143,372	$99,192		58.9%	43.9%

Antero Resources Finance Corp.	Senior Notes	(8)	(3)	$7,500	$7,527	$7,519	n/a	4.5%	3.3%
Athabasca Oil Sands Corp.	Senior Notes	(8)	(3)	$2,500	2,434	2,510	n/a	1.5	1.1
Dresser, Inc.	Secured Term Loan	(8)	(3)	$5,000	4,834	4,575	n/a	2.7	2.0
Drummond Company, Inc.	Senior Notes	(8)	(3)	$4,000	3,500	3,770	n/a	2.2	1.7
Energy Future Holdings Corp.	Secured Term Loan	(8)	(3)	$9,209	6,968	6,861	n/a	4.1	3.0
Hilcorp Energy Company	Senior Notes	(8)	(3)	$6,585	6,065	6,338	n/a	3.8	2.8
North American Energy Alliance LLC	Senior Notes	(8)	(3)	$1,000	977	1,042	n/a	0.6	0.5
Trident Resources Corp.	Warrants	(8)	(3)	100	411	—	—	—	—

Total of securities valued by prices provided by market maker or independent pricing service					$32,716	$32,615		19.4%	14.4%

Total of all restricted securities					$176,088	$131,807		78.3%	58.3%

(1)	Unregistered security of a publicly traded company for which there is currently no established market. The Class D Units of Copano Energy, L.L.C. are expected to convert to public units in February 2010.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security.

(4)	Unregistered Common Units were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account was released on April 1, 2010).

(5)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(6)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(7)	Restricted securities that represent Level 3 categorization where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(8)	Restricted securities that represent Level 2 categorization. These securities were acquired at various dates throughout the year ended November 30, 2009 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

10.	Senior Secured Revolving Credit Facility

On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of November 30, 2010, the Company had $57,000 borrowed under its Credit Facility (at an interest rate of 2.26%), which represented 66.4% and 76.7% of its borrowing base and quoted borrowing base of $85,824 and $74,283, respectively. As of November 30, 2009, the Company had $56,000 borrowed under its former credit facility (at an interest rate of 1.48%), which represented 65.9% of its borrowing base of $85,033. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.

As of November 30, 2010 and 2009, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the year ended November 30, 2010 were as follows:

Shares outstanding at November 30, 2009	10,163,978
Shares issued through reinvestment of dividends and distributions	102,682

Shares outstanding at November 30, 2010	10,266,660

12.	Subsequent Event

On January 19, 2011, the Company declared its quarterly distribution of $0.30 per common share for the period September 1, 2010 through November 30, 2010, for a total of $3,080. The distribution is payable on February 4, 2011 to stockholders of record on January 31, 2011.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Development Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Development Company (the “Company”) at November 30, 2010 and November 30, 2009, and the results of its operations, the changes in its net assets and its cash flows for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 and November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2011

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KED share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KED

What we do

How does KED protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KED does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006
Amended: July 9, 2007
Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the increase in employees dedicated by the Adviser to the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of administrative services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser in the wake of past market turbulence and the Adviser’s efforts to maximize returns. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided. The Independent Directors specially noted the Company’s withdrawal of its election to be treated as a business development company and the Adviser’s successful management of that process.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The Independent Directors noted the Company’s transition from a business development company to a registered investment company and the different portfolio requirements. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

for the Company at each regular Board of Directors meeting during the year. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is a less significant source of revenue than the other investment companies managed by the Adviser. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Adviser’s successful handling of the past market downturn and related leverage challenges was also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company. The Independent Directors recognized that the Company’s size has remained relatively small and below the scale to result in any notable economies.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors

	Position(s)		Other Directorships Held by
Name,	Held with Company,	Principal Occupations	Director/Officer During
(Year Born)	Term of Office/Time of Service	During Past Five Years	Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2011 Annual Meeting of Stockholders), served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, LP from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	• Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) • Boardwalk Pipeline Partners, LP (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2006	Executive Vice President of Kealine, LLC, (and its affiliate WesPac Energy LLC), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), which is the general partner of TEPPCO Partners, L.P., from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	• KMF • Targa Resources Partners LP (midstream MLP) • Magellan Midstream Partners, L.P. (midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006	Vice President of Anadarko Petroleum Corporation since December 2008; Vice President of Corporate Development from December 2005 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	• KMF • Boys & Girls Clubs of Houston • Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since 2006	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	• KMF • Copano Energy, L.L.C. (midstream MLP) • GenOn Energy, Inc. (electricity generation and sales)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Directors

	Position(s)		Other Directorships Held by
Name,	Held with Company,	Principal Occupations	Director/Officer During
(Year Born)	Term of Office/Time of Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(1) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officers. Served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010).Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
•   KYN

•   KYE

•   KMF

•   Range Resources Corporation
(oil and gas)

•   Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

•   ProPetro Services, Inc.
(oilfield services)

•   K-Sea Transportation Partners LP (shipping MLP)

Robert V. Sinnott(2) (born 1949)	Director 3-year term as a director (until the 2013 Annual Meeting of Stockholders), served since 2006	President, Chief Investment Officer and Senior Managing Director of Energy Investments of KACALP since 1992.	• Plains All American Pipeline, L.P. (midstream MLP)

(1)	Mr. McCarthy is an “interested person” of us by virtue of his employment relationship as a Senior Managing Director with KACALP and KAFA (together “Kayne Anderson”). Mr. McCarthy currently serves on the boards of directors of KYN, KYE, and KMF, all closed-end investment companies registered under the Investment Company Act of 1940, as amended, that are managed by KAFA.

(2)	Mr. Sinnott is an “interested person” of us by virtue of his employment relationshipas a Senior Managing Director with Kayne Anderson.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Non-Director Officers

Other Directorships Held by
Name,	Position(s)	Principal Occupations	Director/Officer During
(Year Born)	Held with Company, Term of Office/Time of Service	During Past Five Years	Past Five Years

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2005 to 2008; of KYE from 2005 to 2008, and Executive Vice President of KYN, KYE and KMF since inception. KYN and KYE since June 2008.	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served since inception.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2005; of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since inception.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since inception.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, and KMF since inception. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

Ron M. Logan, Jr. (born 1960)	Senior Vice Elected President annually. served since September 2006	Managing director KACALP and KAFA since September 2006. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002	• VantaCore Partners LP (aggregates MLP)

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004; of KYE since 2005, and of KMF since inception.	None

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (888) 533-1232;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 533-1232, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 30, 2010, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 25, 2010 (the “Record Date”), the Company had 10,215,995 outstanding shares of common stock, each of which was entitled to cast one vote. Represented in person or by proxy at this Meeting were a total of 7,485,455 shares of common stock, constituting a quorum.

(i)	The election of Albert L. Richey and Robert V. Sinnott as Class I directors, each to serve for a term of three years until the Company’s 2013 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of each of Mr. Richey and Mr. Sinnott as a Class I Director requires the affirmative vote of the holders of a majority of shares of the Company’s common stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has elected a nominee, each common share is entitled to one vote.

a.	In the election of Mr. Richey, 7,195,341 shares were cast in favor, and 290,114 withheld authority.

b.	In the election of Mr. Sinnott, 7,257,477 shares were cast in favor, and 227,978 shares withheld authority.

As a result of the vote on this matter, Albert L. Richey and Robert V. Sinnott were each elected to serve as directors of the Company for a 3-year term.

William R. Cordes and Barry R. Pearl continued as directors, and their terms expire on the date of the 2011 annual meeting of stockholders. Kevin S. McCarthy and William L. Thacker continued as directors, and their terms expire on the date of the 2012 annual meeting of stockholders.

(ii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a net price less than net asset value per share, subject to certain conditions, effective for a period expiring on the date of the Company’s 2011 annual meeting of stockholders.

The approval of this proposal requires both of the following:

a.	The affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, which may not reflect the underlying beneficial owners. With respect to this requirement, 3 holders of common stock voted in favor, no holders of common stock voted against, no holders of common stock abstained, and there were no broker non-votes out of 5 total common stock holders.

b.	The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this requirement, 4,941,150 shares were cast in favor, 386,637 shares were cast against, 93,795 shares abstained, and there were 2,063,873 broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iii)	The approval of a proposal to authorize the Board of Directors to withdraw the Company’s election to be treated as a business development company under the Investment Company Act of 1940, as amended.

The approval of this proposal required the affirmative vote of either (i) 67% or more of the votes cast by the holders of the Company’s common stock present at the this meeting, if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company’s common stock, whichever is less.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

With respect to this proposal, 5,111,577 shares of common stock voted in favor, 224,054 shares of common stock voted against, 85,950 shares of common stock abstained, and there were 2,063,873 broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iv)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2010.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this proposal, 7,236,593 shares of common stock voted in favor, 127,766 shares of common stock voted against, 121,093 shares of common stock abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are William R. Cordes, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Richey, and Thacker are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2010, and (b) fiscal year ended November 30, 2009.

	2010	2009
Audit Fees	$222,000	$320,000
Audit-Related Fees	—	—
Tax Fees	159,000	181,000
All Other Fees	—	—

Total	$381,000	$501,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2010 was $159,000, and $181,000 for the fiscal year ended November 30, 2009. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended. William R, Cordes (Chair), Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2010, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $2 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
     The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$4,771	—	N/A	—	N/A
J.C. Frey	3	$4,771	—	N/A	2	$82
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	—	N/A	1	$149	—	N/A
J.C. Frey	—	N/A	13	$2,039	2	$44
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2010:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2010, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:
Kevin S. McCarthy: $500,001-$1,000,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 4, 2011	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.